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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                IDEX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             (IDEX CORPORATION LOGO)
                           630 Dundee Road, Suite 400
                              Northbrook, IL 60062

                                                                   March 8, 2007

DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders of IDEX Corporation which will be held on Tuesday, April 3, 2007, at 10:00 a.m. Central Time, at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, Illinois 60090.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company's 2006 Annual Report. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, we urge you to sign, date, and promptly return the accompanying proxy card in the enclosed envelope. Alternatively, you can vote over the telephone or the Internet as described on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card, or voted by telephone or over the Internet.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                        Sincerely,

                                        -s- Lawrence D. Kingsley
                                        LAWRENCE D. KINGSLEY
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                IDEX CORPORATION

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  APRIL 3, 2007



                               -------------------

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of IDEX Corporation (the "Company") will be held on Tuesday, April 3, 2007, at 10:00 a.m. Central Time, at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, Illinois 60090, for the following purposes:

          1. To elect two directors for a term of three years.

          2. To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2007.

          3. To transact such other business as may properly come before the meeting.

     The Board of Directors fixed the close of business on February 15, 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                        By Order of the Board of Directors

                                        -s- Frank J. Notaro
                                        FRANK J. NOTARO
                                        Vice President-General Counsel
                                        and Secretary

March 8, 2007
Northbrook, Illinois

                              ---------------------

                                 PROXY STATEMENT


                              ---------------------

     The Company has prepared this Proxy Statement in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting of Stockholders of IDEX Corporation to be held on Tuesday, April 3, 2007, at 10:00 a.m. Central Time, at The Westin Chicago North Shore, 601 North Milwaukee Avenue, Wheeling, Illinois 60090. The Company commenced distribution of this Proxy Statement and the accompanying materials on March 8, 2007.

     The Company will bear the costs of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. These solicitations may be made by personal interview, telephone, email or facsimile transmission. The Company has made arrangements with brokerage firms and other record holders of the Company's Common Stock for the forwarding of proxy solicitation materials to the beneficial owners of that stock. The Company will reimburse those brokerage firms and others for their reasonable out-of-pocket expenses in connection with this work. In addition, the Company has engaged Morrow & Co. to assist in proxy solicitation and collection at a cost of $5,500, plus out-of-pocket expenses.

                              VOTING AT THE MEETING

     The record of stockholders entitled to notice of, and to vote at, the Annual Meeting was taken as of the close of business on February 15, 2007, and each stockholder will be entitled to vote at the meeting any shares of the Company's Common Stock held of record on that date. 53,823,941 shares of the Company's Common Stock were outstanding at the close of business on February 15, 2007. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. No other securities are entitled to be voted at the Annual Meeting.

     A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of outstanding shares of the Company's Common Stock present in person or represented by proxy will constitute a quorum. The Company will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. The election inspectors will treat directions to withhold authority, abstentions and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) as present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. The election of directors requires a plurality vote, and the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2007 requires a majority vote, of the shares of the Company's Common Stock present in person or represented by proxy at the meeting. Directions to withhold authority will have no effect on the election of directors, because directors are elected by a plurality of votes cast. Abstentions will be treated as shares voted against the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2007.

     The Company requests that you mark the accompanying proxy card to indicate your votes, sign and date it, and return it to the Company in the enclosed envelope, or vote by telephone or over the Internet as described on the proxy card. If you vote by telephone or over the Internet, you should not mail your proxy card. If your completed proxy card or telephone or Internet voting instructions are received prior to the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR the election of the Company's nominees as directors, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2007, and in the discretion of the proxy holders as to any other business which may properly come before the meeting. Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing prior to the meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card, or voted by telephone or over the Internet. The Company requests that all such written notices of revocation to the Company be addressed to Frank J. Notaro, Vice President - General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, IL 60062.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation, as amended, provides for a three-class Board, with one class being elected each year for a term of three years. The Board of Directors currently consists of seven members, two of whom are Class III directors whose terms will expire at this year's Annual Meeting, three of whom are Class I directors whose terms will expire at the Annual Meeting to be held in 2008, and two of whom are Class II directors whose terms will expire at the Annual Meeting to be held in 2009.

     The Company's Board of Directors has nominated two individuals for election as Class III directors to serve for a three-year term expiring at the Annual Meeting to be held in 2010, or upon the election and qualification of their successors. The nominees of the Board of Directors are Ruby R. Chandy and Neil
A. Springer. Ms. Chandy and Mr. Springer are currently serving as directors of the Company. The nominees and the directors serving in Class I and Class II whose terms expire in future years and who will continue to serve after the Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including any directorships in other public companies.

     If for any reason either of the nominees for a Class III directorship are unavailable to serve, proxies solicited hereby may be voted for a substitute. The Board, however, expects the nominees to be available.

             THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE NOMINEES IN CLASS III IDENTIFIED BELOW.

                            NOMINEES FOR DIRECTORSHIP

CLASS III: NOMINEES FOR THREE-YEAR TERM

RUBY R. CHANDY                                               Director since 2006
Vice President of Marketing and Commercial Excellence                     Age 45
Thermo Fisher Scientific

     Ms. Chandy has been a director of the Company since April 4, 2006. Ms. Chandy has been Vice President of Marketing and Commercial Excellence, Thermo Fisher Scientific, since 2004. She served as President, Bioscience Technologies Division, Thermo Electron Corporation, from 2002 to 2004, and as President, Process Instruments Division, Thermo Electron Corporation, since prior to 2002. Ms. Chandy is a member of the Nominating and Corporate Governance Committee of the Board of Directors.

NEIL A. SPRINGER                                             Director since 1990
Managing Director                                                         Age 68
Springer & Associates, L.L.C.

     Mr. Springer has been a director of the Company since February 27, 1990. He has been Managing Director of Springer & Associates, L.L.C. since prior to 2002. Mr. Springer is a director of CUNA Mutual Insurance Group and Mueller Water Products, Inc. Mr. Springer is the Chairman of the Nominating and Corporate Governance Committee, and a member of the Audit Committee and the Executive Committee of the Board of Directors.

                            OTHER INCUMBENT DIRECTORS

CLASS I: THREE-YEAR TERM EXPIRES IN 2008

BRADLEY J. BELL                                              Director since 2001
Executive Vice President and Chief Financial Officer                      Age 54
Nalco Company

     Mr. Bell has been a director of the Company since June 11, 2001. He has been Executive Vice President and Chief Financial Officer of Nalco Company since November 5, 2003. Mr. Bell was Senior Vice President and Chief Financial Officer of Rohm and Haas Company from prior to 2002 until May 31, 2003. Mr. Bell is a director of Compass Minerals International, Inc. Mr. Bell is Chairman of the Audit Committee of the Board of Directors.

GREGORY B. KENNY                                             Director since 2002
President and Chief Executive Officer                                     Age 54
General Cable Corporation

     Mr. Kenny has been a director of the Company since February 1, 2002. Mr. Kenny has been President and Chief Executive Officer of General Cable Corporation since August 2001. Mr. Kenny is a director of General Cable Corporation and Corn Products International, Inc. Mr. Kenny is Chairman of the Compensation Committee of the Board of Directors.

LAWRENCE D. KINGSLEY                                         Director since 2005
Chairman of the Board, President and Chief Executive Officer              Age 44
IDEX Corporation

     Mr. Kingsley was appointed Chairman of the Board by the Board of Directors on April 4, 2006. Mr. Kingsley has been President and Chief Executive Officer of the Company since March 22, 2005. From August 2004 to March 2005, Mr. Kingsley served as Chief Operating Officer of the Company. From March 2004 to August 2004, Mr. Kingsley served as Corporate Vice President and Group Executive, Danaher Corporation, responsible for the Sensors and Controls businesses. He served as President, Industrial Controls Group, Danaher Corporation, from April 2002 to July 2004, and as President, Motion Group, Special Purpose Systems, Danaher Corporation, from January 2001 to March 2002. Mr. Kingsley is Chairman of the Executive Committee of the Board of Directors.

CLASS II: THREE-YEAR TERM EXPIRES IN 2009

MICHAEL T. TOKARZ                                            Director since 1987
Member                                                                    Age 57
The Tokarz Group L.L.C.

     Mr. Tokarz has been a director of the Company since its organization in September 1987. He has been a member of The Tokarz Group L.L.C. since February 1, 2002. From prior to 2002 until January 31, 2002, Mr. Tokarz was a member of Kohlberg Kravis Roberts & Co., L.L.C. Mr. Tokarz is a director of Conseco, Inc., MVC Capital, Inc., Mueller Water Products, Inc., and Walter Industries, Inc. Mr. Tokarz is a member of the Compensation Committee and the Executive Committee of the Board of Directors.

FRANK S. HERMANCE                                            Director since 2004
Chairman and Chief Executive Officer                                      Age 58
AMETEK, INC.

     Mr. Hermance has been a director of the Company since January 5, 2004. Mr. Hermance has been Chairman and Chief Executive Officer of AMETEK, INC. since January 2001. Mr. Hermance is a director of AMETEK, INC. Mr. Hermance is a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

                              CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has the ultimate authority for the management of the Company's business. In February 2007, the Board amended and affirmed the Company's Corporate Governance Guidelines which, along with the charters of the Board committees and the Company's Code of Business Conduct and Ethics, provide the framework for the governance of the Company. The Company's Corporate Governance Guidelines address matters such as composition, size and retirement age of the Board, Board membership criteria, the role and responsibilities of the Board, director compensation, share ownership guidelines, and the frequency of Board meetings (including meetings to be held without the presence of management). The Company's Code of Business Conduct and Ethics sets forth the guiding principles of business ethics and certain legal requirements applicable to all of the Company's employees and directors. Copies of the current Corporate Governance Guidelines, the charters of the Board committees, and Code of Business Conduct and Ethics are available on the Company's website at www.idexcorp.com, or may be obtained by stockholders without charge by sending a written request to Susan H. Fisher, Director - Investor Relations, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062.

     The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. During 2006, the Board held seven meetings. The independent (non-management) directors met in regular executive sessions without management at each in-person meeting of the Board. Generally, the Chairman of the Nominating and Corporate Governance Committee presides at the non-management executive sessions.

     The Board has adopted standards for determining whether a director is independent from management. These standards are based upon the listing standards of the New York Stock Exchange and applicable laws and regulations. These standards were included as Appendix A to the Company's Proxy Statement for its Annual Meeting held in 2006. The Board has affirmatively determined, based on these standards, that the following directors, two of whom are standing for election to the Board, are independent: Messrs. Bell, Hermance, Kenny, Springer and Tokarz and Ms. Chandy. Accordingly, all of the Director nominees are independent. The Board has also determined that Mr. Kingsley, who is not standing for election to the Board, is not independent. Mr. Kingsley is the Chairman of the Board, President and Chief Executive Officer of the Company. The Board also has determined that all Board standing committees are composed entirely of independent directors.

     Important functions of the Board are performed by committees comprised of members of the Board. Subject to applicable provisions of the Company's By-Laws and based on the recommendations of the Nominating and Corporate Governance Committee, the Board as a whole appoints the members of each committee each year at its first meeting. The Board may, at any time, appoint or remove committee members or change the authority or responsibility delegated to any committee. There are four standing committees of the Board: the Nominating and Corporate Governance Committee, the Audit Committee, the Compensation Committee, and the Executive Committee. Each committee other than the Executive Committee (whose powers are set forth in enabling resolutions of the Board) has a written charter which is available on the Company's website as described above.

     The Nominating and Corporate Governance Committee's primary purpose and responsibilities are to: develop and recommend to the Board corporate governance principles and a code of business conduct and ethics; develop and recommend criteria for selecting new directors; identify individuals qualified to become directors consistent with criteria approved by the Board, and recommend to the Board such individuals as nominees to the Board for its approval; screen and recommend to the Board individuals qualified to become Chief Executive Officer and any other senior officer whom the committee may wish to approve; and oversee evaluations of the Board, individual Board members and the Board committees. The members of the Nominating and Corporate Governance Committee are Messrs. Springer and Hermance and Ms. Chandy. During 2006, the Nominating and Corporate Governance Committee held two meetings.

     It is the policy of the Nominating and Corporate Governance Committee to consider nominees for the Board recommended by the Company's stockholders in accordance with the procedures described under STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2008 ANNUAL MEETING. Stockholder nominees who are nominated in accordance with these procedures will be given the same consideration as nominees for director from other sources.

     The Nominating and Corporate Governance Committee will select nominees for the Board who demonstrate the following qualities:

     Experience (in one or more of the following):

     - high-level leadership experience in business or administrative activities;

     - specialized expertise in the industries in which the Company competes;

     - financial expertise;

     - breadth of knowledge about issues affecting the Company; and

     - ability and willingness to contribute special competencies to Board activities.

     Personal attributes:

     - personal integrity;

     - loyalty to the Company and concern for its success and welfare, and willingness to apply sound independent business judgment;

     - awareness of a director's vital part in the Company's good corporate citizenship and corporate image;

     - time available for meetings and consultation on Company matters; and

     - willingness to assume fiduciary responsibilities.

     Qualified candidates for membership on the Board shall be considered without regard to race, color, religion, sex, ancestry, national origin or disability. In the past, the Company has hired Russell Reynolds and Crist Associates, executive search firms, to help identify and facilitate the screening and interview process of director candidates. After conducting an initial evaluation of a candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Committee may also ask the candidate to meet with other members of the Board. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board that candidate's appointment or election. Annually, the Nominating and Corporate Governance Committee shall review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors for nomination for election at the annual meeting of stockholders.

     The Audit Committee's primary duties and responsibilities are to: monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance; monitor the independence and performance of the Company's independent auditor and monitor the performance of the Company's internal audit function; hire and fire the Company's auditor and approve any audit and non-audit work performed by the independent auditor; provide an avenue of communication among the independent auditor, management and the Board of Directors; prepare the report that the rules of the Securities and Exchange Commission require to be included in the Company's annual proxy statement; and administer the Company's Related Person Transactions Policy (see TRANSACTIONS WITH RELATED PERSONS). The members of the Audit Committee are Messrs. Bell, Hermance and Springer. The Board of Directors has determined that Mr. Bell is the "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission. During 2006, the Audit Committee held 12 meetings.

     The Compensation Committee's primary purpose and responsibilities are to: establish the Company's compensation philosophy and structure the Company's compensation programs to be consistent with that philosophy; establish the compensation of the Chief Executive Officer and other senior officers of the Company; develop and recommend to the Board of Directors compensation for the Board; and prepare a compensation committee report as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement. The members of the Compensation Committee are Messrs. Kenny and Tokarz. During 2006, the Compensation Committee held five meetings.

     The Executive Committee is empowered to exercise the authority of the Board in the management of the Company between meetings of the Board, except that the Executive Committee may not fill vacancies on the Board, amend the Company's By-Laws or exercise certain other powers reserved to the Board or delegated to other Board committees. The members of the Executive Committee are Messrs. Kingsley, Springer and Tokarz. During 2006, the Executive Committee did not hold any meetings.

     During 2006, each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors and of committees of the Board of which he or she was a member. The Company encourages its directors to attend the Annual Meeting of Stockholders but has no formal policy with respect to that attendance. All of the directors attended the 2006 Annual Meeting of Stockholders.

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2006, Messrs. Kenny and Tokarz served as the members of the Compensation Committee. Neither Mr. Kenny nor Mr. Tokarz (i) was an officer or employee of the Company or any of its subsidiaries during 2006 (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Securities Act of 1933. There were no relationships between the Company's executive officers and the members of the Compensation Committee that require disclosure under Item 407 of Regulation S-K.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders and other interested parties may contact the Board or any of the individual directors, including the presiding director, by writing to Frank
J. Notaro, Vice President - General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062. Inquiries sent by mail will be reviewed, sorted and summarized by the Company's General Counsel before they are forwarded to the Board or an individual director.

                        TRANSACTIONS WITH RELATED PERSONS

     The Board of Directors has adopted a Related Person Transactions Policy regarding the review, approval and ratification of transactions with related persons. A copy of the policy is attached as Appendix A to this Proxy Statement. The policy describes the types of transactions covered, the standards to be applied, and the persons on the Board responsible for reviewing and approving related person transactions.

                               SECURITY OWNERSHIP

     The following table furnishes information as of February 15, 2007, except as otherwise noted, with respect to shares of the Company's Common Stock beneficially owned by (i) each director and nominee for director, (ii) each officer named in the Summary Compensation Table (other than Mr. Williams who is no longer affiliated with the Company and for whom the Company does not have current ownership information), (iii) directors, nominees and executive officers of the Company as a group, and (iv) any person who is known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as indicated by the notes to the following table and with respect to Deferred Compensation Units, or DCUs, issued under the Directors Deferred Compensation Plan and the IDEX Corporation Deferred Compensation Plan for Officers (the "Officers Deferred Compensation Plan"), the holders listed below have sole voting power and investment power over the shares beneficially held by them. Under the Securities and Exchange Commission rules, the number of shares shown as beneficially owned includes shares of Common Stock subject to options that currently are exercisable, or will be exercisable, within 60 days of February 15, 2007. Shares of Common Stock subject to options that are currently exercisable within 60 days of February 15, 2007, are considered to be outstanding for the purpose of determining the percentage of the shares held by a holder, but not for the purpose of computing the percentage held by others. An
* indicates ownership of less than one percent of the outstanding Common Stock.


NAME AND ADDRESS OF BENEFICIAL          SHARES BENEFICIALLY     DEFERRED COMPENSATION     PERCENT OF
OWNER                                          OWNED                   UNITS(1)              CLASS
------------------------------          -------------------     ---------------------     ----------


Directors and Nominees
(other than Executive Officers):
  Bradley J. Bell(2)...............             41,475                                          *
  Ruby R. Chandy(2)................              5,065                                          *
  Frank S. Hermance(2).............             24,975                   2,874                  *
  Gregory B. Kenny(2)..............             31,725                   4,780                  *
  Neil A. Springer(2)..............             68,850                                          *
  Michael T. Tokarz(2).............            242,124                  14,275                  *
Named Executive Officers:
  Lawrence D. Kingsley(3)(4).......            327,143                                          *
  Dominic A. Romeo(3)(4)...........            107,420                                          *
  John L. McMurray(3)(4)...........            131,838                   2,537                  *
  Frank J. Notaro(3)(4)............             88,922                                          *
  Kimberly K. Bors(3)(4)...........             76,061                                          *
Directors, Nominees and All
  Executive Officers as a Group:
  (14 persons)(5)..................          1,171,568                  24,466                2.2
Other Principal Beneficial Owners:
  Ariel Capital Management,
     Inc.(6).......................          7,120,600                                       13.3
  307 North Michigan Avenue, Suite
     500
  Chicago, IL 60601
  Select Equity Group, Inc.(7).....          4,118,296                                        7.7
  380 Lafayette Street, 6th Floor
  New York, NY 10003-6933
  Fidelity Management &
     Research(8)...................          3,017,829                                        5.6
  One Federal Street
  Boston, MA 02110-2003


--------

   (1) DCUs are issued under the Directors Deferred Compensation Plan and the Officers Deferred Compensation Plan and are payable in Common Stock. The value of these DCUs depends directly on the performance of Common Stock. The DCUs are not included in Shares Beneficially Owned.
   (2) Includes 37,125, 3,375, 23,625, 30,375, 54,000 and 13,500 shares under exercisable options for Mr. Bell, Ms. Chandy, and Messrs. Hermance, Kenny, Springer and Tokarz, respectively. Includes 675 shares of restricted stock issued to each of Messrs. Bell, Hermance, Kenny, Springer and Tokarz under the Incentive Award Plan (see "Long-Term Incentives" section of "Compensation Discussion and Analysis" and "Compensation of Directors" under EXECUTIVE COMPENSATION) on February 2, 2006 which vest on February 2, 2009; 1,015 shares of restricted stock issued to Ms. Chandy on April 4, 2006 which vest on April 4, 2009; and 675 shares of restricted stock issued to Mr. Bell, Ms. Chandy, and Messrs. Hermance, Kenny, Springer and

       Tokarz on February 12, 2007 which vest on February 12, 2010. All shares of restricted stock are eligible for dividends.
   (3) Includes 103,040, 67,500, 125,325, 84,142 and 67,080 shares under exercisable options for Messrs. Kingsley, Romeo, McMurray and Notaro and Ms. Bors, respectively.
   (4) Includes shares of restricted stock awarded by the Company as follows:
       Mr. Kingsley was awarded 115,000 shares of restricted stock on August 23, 2004, as an inducement to accept employment as the Company's Chief Operating Officer. Such shares were not granted under a plan approved by stockholders. Under the terms of the award, 23,000 of the shares vested on August 23 in each of the years 2005 and 2006, and 23,000 of the shares will vest on August 23 in each of the years 2007 through 2009. In connection with the vesting of shares on August 23, 2005 and 2006, Mr. Kingsley surrendered 7,895 and 9,074 shares, respectively, to satisfy withholding taxes. In connection with his promotion to Chief Executive Officer on March 22, 2005, Mr. Kingsley was awarded 100,000 shares of restricted stock under the Incentive Award Plan. Under the terms of such award, 25,000 shares vested on March 22, 2006, and 25,000 of the shares will vest on March 22 in each of the years 2007 through 2009. In connection with the vesting of the shares on March 22, 2006, Mr. Kingsley surrendered 9,863 shares to satisfy withholding taxes. In addition, Mr. Kingsley was awarded 17,810 shares of restricted stock under the Incentive Award Plan on March 22, 2005, which vest on March 22, 2009; and 18,125 shares of restricted stock under the Incentive Award Plan on April 4, 2006, which vest on April 4, 2010; provided he is employed by the Company on such vesting dates. At December 31, 2006, Mr. Kingsley held 179,935 non-vested shares of restricted stock.
       Mr. Romeo was awarded 30,000 shares of restricted stock on January 14, 2004, as an inducement to accept employment as the Company's Vice President and Chief Financial Officer. Such shares were not granted under a plan approved by stockholders. Under the terms of the award, 15,000 of the shares will vest on January 14 in each of the years 2008 and 2009. In addition, Mr. Romeo was awarded 4,040 shares of restricted stock under the Incentive Award Plan on March 22, 2005 which vest on March 22, 2009; 2,000 shares of restricted stock under the Incentive Award Plan on September 27, 2005 which vest on September 27, 2009; and 3,880 shares of restricted stock under the Incentive Award Plan on April 4, 2006 which vest on April 4, 2010; provided he is employed by the Company on such vesting dates. At December 31, 2006, Mr. Romeo held 39,920 non-vested shares of restricted stock.
       Messrs. McMurray and Notaro and Ms. Bors were awarded 3,240, 2,640 and 2,320 shares of restricted stock, respectively, under the Incentive Award Plan on March 22, 2005 which vest on March 22, 2009; and 2,200, 2,140 and 2,080 shares of restricted stock, respectively, under the Incentive Award Plan on April 4, 2006, which vest on April 4, 2010; provided the executive is employed by the Company on such vesting dates.
       The restricted shares held by Messrs. Kingsley, Romeo, McMurray, and Notaro and Ms. Bors may vest earlier than the dates indicated above upon a change of control of the Company and certain other events. See "Outstanding Equity Awards at Fiscal Year End" under EXECUTIVE COMPENSATION.
       All shares of restricted stock are eligible for dividends.
   (5) Includes 624,237 shares under exercisable options and 253,735 non-vested shares of restricted stock.
   (6) Based on information in Schedule 13G, as of December 31, 2006, filed by Ariel Capital Management, Inc. ("Ariel") with respect to Common Stock owned by Ariel and certain other entities which Ariel directly or indirectly controls or for which Ariel is an investment advisor on a discretionary basis. The Company has not attempted to verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.
   (7) Based on information in Schedule 13G, as of December 31, 2006, filed by Select Equity Group, Inc. ("Select Equity") with respect to Common Stock owned by Select Equity and certain other entities which Select Equity directly or indirectly controls or for which Select Equity is an investment advisor on a discretionary basis. The Company has not attempted to verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.
   (8) Based on information in Schedule 13G, as of December 31, 2006, filed by Fidelity Management & Research ("Fidelity") with respect to Common Stock owned by Fidelity and certain other entities which Fidelity directly or indirectly controls or for which Fidelity is an investment advisor on a discretionary basis. The Company has not attempted to verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

PHILOSOPHY AND OVERVIEW OF COMPENSATION

     The Company's executive compensation philosophy is to have a compensation program that (1) aligns the interests of management and stockholders, (2) motivates and retains the management team, and (3) results in executives holding meaningful amounts of the Company's Common Stock.

     The Company carries out its compensation philosophy by:

     - Compensating executives at the median of the market in which the Company competes for management talent, if the Company performs at target.

     - Providing executives with additional compensation if the Company performs above target.

     - Paying executives a significant portion of their compensation in the form of long-term equity awards which vest over time.

     - Requiring executives to hold targeted amounts of the Company's Common Stock.

TOTAL COMPENSATION

     The compensation the Company provides to its executives includes both non-variable and variable components. The non-variable components are base salary and benefits. The variable components are annual cash performance-based bonuses and long-term equity awards. The primary elements of the Company's 2006 compensation for the named executive officers, or NEOs, in the Summary Compensation Table, including Lawrence D. Kingsley, who is the chief executive officer, or CEO, and Dominic A. Romeo, who is the chief financial officer, or CFO, but excluding Dennis K. Williams, who retired from the position of Chairman of the Board on April 4, 2006, are outlined below:


ELEMENT                                     PURPOSE                      CHARACTERISTICS
-------                                     -------                      ---------------



Total Direct Compensation       Reward each executive for        Non-variable and variable
                                current and future performance   cash, non-cash and equity-
                                through a combination of base    based components of
                                salary, short- and long-term     compensation, all targeted at
                                performance-based incentives,    the market median.
                                and benefits.
Base Salary                     Provide a fixed level of         Established at market median
                                current cash compensation to     and adjusted annually to
                                reflect the executive's          reflect market changes, salary
                                primary duties and               increase budgets, and
                                responsibilities.                individual performance.
Short-Term                      Provide performance-based cash   Target award set at market
  Incentives -- Annual          compensation in excess of base   median, with actual award
  Bonus                         salary.                          based on Company and
                                                                 individual performance.
Long-Term Incentives -- Stock   Provide long-term compensation   Target award set at market
  Options                       tied to increases in the price   median, adjusted based on
                                of the Company's stock, and      individual and Company
                                retention of the executive.      performance, priced on grant
                                                                 date, and vested ratably over
                                                                 four years.
Long-Term                       Provide long-term compensation   Target award set at market
  Incentives -- Restricted      tied to the value of the         median, adjusted based on
  Stock                         Company's stock, and retention   individual and Company
                                of the executive.                performance, and cliff vested
                                                                 in four years.

ELEMENT                                     PURPOSE                      CHARACTERISTICS
-------                                     -------                      ---------------

Retirement Benefits             Provide retirement income.       Qualified defined contribution
                                                                 and defined benefit plans, and
                                                                 a non-qualified supplemental
                                                                 retirement plan to provide
                                                                 benefits in excess of IRS
                                                                 limits under qualified plans.

Other Benefits                  Provide financial protection     Medical, dental, disability,
                                in the event of injury,          life insurance, severance and
                                illness, disability, death or    other employee benefits.
                                involuntary termination.

Perquisites                     Provide additional non-cash      Company automobile for all
                                compensation.                    NEOs and, in the case of the
                                                                 CEO only, limited personal use
                                                                 of Company aircraft and
                                                                 country club membership.


     The Company targets the following approximate mix of compensation for the
NEOs:


                                                           PERCENT OF TOTAL
                                                                DIRECT
                                                             COMPENSATION
                                                           ----------------
ELEMENT OF COMPENSATION                                    CEO   OTHER NEOS
-----------------------                                    ---   ----------


Base Salary..............................................   20%      40%
Target Annual Incentives.................................   20%      25%
Target Long-term Incentives..............................   60%      35%


ROLE OF COMPENSATION COMMITTEE AND DATA USED

     The Compensation Committee establishes the Company's compensation philosophy, structures the Company's compensation programs to be consistent with that philosophy, and approves each element of each executive officer's compensation. In the case of the CEO, the compensation determinations made by the Compensation Committee are ratified by the entire Board.

     The Compensation Committee began periodic reviews of executive pay tally sheets in 2006. The tally sheets outline each executive's annual pay -- target and actual -- and total accumulated wealth under various performance and employment scenarios. Data from the tally sheets is considered by the Compensation Committee when setting target total compensation. Generally, the Compensation Committee reviews and adjusts target total compensation levels annually. Actual total compensation may vary from target based on Company and individual performance, and changes in stock price over time.

     Generally, the amount of compensation realized historically, or potentially realizable in the future, from past compensation awards does not directly impact the level at which future pay opportunities are set. However, the Compensation Committee believes that total wealth realized from long-term incentives awarded in the prior five years (including gains from option exercises) by executives is an important consideration in determining annual equity grants prospectively. When granting equity awards, the Compensation Committee reviews both individual performance and the positioning of previously granted equity awards within established grant ranges.

     To assist the Compensation Committee in discharging its responsibilities, the Compensation Committee has retained Towers Perrin to act as an independent outside consultant. Towers Perrin is engaged by, and reports directly to, the Compensation Committee. Towers Perrin works with the Compensation Committee, in conjunction with management, to structure the Company's compensation programs and evaluate the competitiveness of its executive compensation levels.

     The Company believes that to attract and retain qualified management, pay levels (including base salary, incentive compensation at target, and benefits) should be targeted at the 50(th) percentile (or median) of pay levels of comparable positions at comparable companies. Actual pay should and does vary from these targets based on Company and individual performance, and changes in stock price over time.

     The primary reference point for the determination of market pay practices are pay levels for organizations with revenues, business activities, and complexities similar to those of the Company. Market data is derived from pay surveys available to the Company's Human Resource function and Towers Perrin. When developing competitive compensation data, the Human Resource function and Towers Perrin rely primarily on two market reference points:

     - General industry companies with data regressed based on the Company's revenue size; and

     - Industrial manufacturing companies with data regressed based on the Company's revenue size.

     Where general industry or industrial manufacturing data are not available, data for companies with revenues similar to those of the Company is used.

     In evaluating the competitiveness of compensation provided to the CEO, the Compensation Committee considers as an additional reference point the pay practices for chief executive officers at a group of companies with operations similar to those of the Company (the "peer group"). Companies in the peer group in 2006 were Danaher, Dover, Graco, Illinois Tool Works, Ingersoll-Rand, ITT Industries, Nordson, Parker Hannifin, Pentair, and Roper Industries. Regressed data were reviewed for the peer group to account for differences in size. As an additional reference point, the Compensation Committee also considers compensation data for companies with market capitalization and operating income performance similar to those of the Company. These additional reference points are used together with the available pay surveys to establish the compensation of the CEO.

     The CEO's pay package is set by the Compensation Committee during executive session based on the financial and operating performance of the Company and its assessment of the CEO's individual performance. The pay packages for all other NEOs are based on the recommendations of the CEO to the Compensation Committee. The Compensation Committee considers the CEO's recommendations, taking into account each NEO's individual responsibility, experience and overall performance, as well as internal comparisons of pay within the executive group.

     The Compensation Committee reviews the estimated accounting and tax impact of all elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element (generally equal to the performance period) and the Company realizes a tax deduction upon payment to/or realization by the executive. The Compensation Committee has been advised that, based on current interpretations, stock options awarded under the Incentive Award Plan should satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m). In addition, the Compensation Committee has been advised that Mr. Kingsley's annual incentive compensation under the Incentive Award Plan should satisfy the requirements for performance-based compensation under Internal Revenue Code
Section 162(m). The Compensation Committee has been made aware that restricted stock awards (which vest based on continued employment with the Company) do not qualify as performance-based compensation and, therefore, may not be tax-deductible under Internal Revenue Code Section 162(m).

BASE SALARY

     Base salaries are reviewed annually and are set based on market competitiveness, salary increase budgets influenced by Company operating performance, and individual performance. Factors taken into account to materially increase or decrease base salary include significant changes in individual job responsibilities and the growth of the Company.

SHORT-TERM INCENTIVES -- ANNUAL BONUS

     All NEOs, other than Mr. Kingsley, participate in the Company's Management Incentive Compensation Plan ("MICP"). The MICP provides participants with the opportunity to earn annual cash bonuses. Annual cash bonuses under the MICP are targeted at approximately the market median, with higher payouts for above-target performance and lower payouts for below-target performance.

     The following factors determine the amount of the annual cash bonus paid to each participant under the MICP:

     - Each participant is assigned an Individual Target Bonus for the year based on the participant's position. The Individual Target Bonus is a percentage of the participant's base salary for the year. For the NEOs who participate in the MICP, the Individual Target Bonus for 2006 was either 57% or 65% of the NEO's base salary.

     - A Business Performance Factor is calculated based on Company performance measured against four quantitative objectives, which are given a combined 75% weighting, and 12 qualitative objectives, which are given a combined 25% weighting. The Compensation Committee believes that performance against these objectives enhances overall operating results and ultimately improves stockholder value. The Business Performance Factor is 100% at target performance, and can range from 0% to 200%. The four quantitative objectives are:

       - Organic sales growth over the preceding year, which was targeted at 8% for 2006, and has a 25% weighting.

       - Margin enhancement measured as the profit margin on incremental organic sales growth over the preceding year, which was targeted at 30% for 2006, and has a 25% weighting.

       - Cash flow measured by improvements in operating working capital as a percentage of sales for the year, which was targeted at a 10% decrease for 2006, and has a 15% weighting.

       - Innovation measured by sales from new products, new applications, and new markets in the last two years that provide incremental gross margin, which has a 10% weighting.

       The 12 qualitative objectives are behavior-oriented toward business and process leadership. Quantitative and qualitative objectives and targets vary from year to year. In the case of Mr. Romeo, Mr. Notaro and Ms. Bors, all objectives are measured using the Company's consolidated results. In the case of Mr. McMurray, who is Vice President - Group Executive of the Fluid & Metering Technologies Group, all objectives are measured using both the Company's consolidated results and the Fluid & Metering Technologies Group's results. The Compensation Committee may, in its discretion, further adjust the Business Performance Factor to account for factors (such as acquisition consummation and integration) not fully reflected in the quantitative and qualitative objectives. For 2006, performance against the quantitative and qualitative factors resulted in a recommended Business Performance Factor of 115% for Messrs. Romeo and Notaro and Ms. Bors, and 117% for Mr. McMurray. Principally due to the Company's 2006 acquisition activities, the Compensation Committee adjusted the Business Performance Factor to 125% for all of the NEOs participating in the MICP. Over the past 10 years, the Business Performance Factor for the NEOs participating in the MICP has been at or above 100% for six years, and below 100% for four years.

     - A Personal Performance Multiplier ranging from 0.75 to 1.30 is assigned to each participant based on individual performance. Recommendations on Personal Performance Multipliers for each participant are made by the CEO to the Compensation Committee at the end of the year. The top 25% of all MICP participants may receive a Personal Performance Multiplier ranging from 1.15 to 1.30, the bottom 10% of all MICP participants may receive a Personal Performance Multiplier ranging from 0.75 to 0.90, and the middle 65% of all MICP participants may receive a Personal Performance Multiplier ranging from 1.00 to 1.10. Personal Performance Multipliers above 1.30 or below 0.75 may be assigned to reflect unusually positive or negative individual performance. For the NEOs participating in the MICP, the Personal Performance Multipliers for 2006 were between 1.20 and 1.25.

     The amount of the annual cash bonus paid to each participant under the MICP is the product of the participant's Individual Target Bonus, the applicable Business Performance Factor, and the Personal Performance Multiplier, as shown below.

Annual Bonus = Individual Target Bonus x Business Performance Factor x Personal Performance Multiplier

     The CEO's annual incentive takes the form of a cash performance award under the Company's Incentive Award Plan that is based on achieving a consolidated operating income target. The maximum amount of the performance award that the CEO can receive under the Company's Incentive Award Plan for any year is 2.0% of the Company's operating income for the year, which is greater than the maximum annual cash bonus he could receive if he were a participant in the MICP. However, the Compensation Committee is allowed to reduce (and historically always has reduced) the amount of the award based on other quantitative and qualitative criteria. The CEO receives a performance award under the Company's Incentive Award Plan rather than an annual cash bonus under the MICP in order to be deductible under Internal Revenue Code Section 162(m). If the CEO was a participant in the MICP (which permits upward adjustments based on qualitative factors instead of only downward adjustments as permitted under the Company's Incentive Award Plan), his annual cash bonus under the MICP would not be deductible under Internal Revenue Code
Section 162(m).

     In 2006, Mr. Kingsley's performance award was payable if the Company had operating income of $100,000,000 or more. Absent the exercise of the Compensation Committee's discretion to adjust the award downward, the amount of Mr. Kingsley's performance award would have been $4,344,000 (2% of the Company's 2006 operating income). The Compensation Committee exercised its discretion to adjust Mr. Kingsley's performance award downward and, as a result, his performance award for 2006 was $1,132,900. In exercising this discretion, the Compensation Committee considered the actual performance of the Company, Mr. Kingsley's individual performance and the amount that Mr. Kingsley would have earned as an annual cash bonus if he participated in the MICP with an Individual Target Bonus equal to 100% of his 2006 base salary.
LONG-TERM INCENTIVES

     Long-term incentives are provided to the Company's executives under the IDEX Corporation Incentive Award Plan ("Incentive Award Plan"), which was approved by stockholders in 2005. Long-term incentive award guidelines are established such that the value of the awards for a given executive is consistent with the Company's desire to deliver target pay at the 50th percentile of market practice. The actual award within the specified range is based primarily on individual performance and, to a lesser extent, Company performance. Each executive is granted an award with an expected value in a range around a market reference point. The actual value delivered to the executive may vary above or below the target value based on the performance of the Company's stock over time, and the timing of the executive's decision to realize such value.

     Long-term incentive awards for the NEOs are currently structured to provide 50% of the expected value in the form of stock options and 50% of the expected value in the form of restricted stock. The Compensation Committee believes that stock options and restricted stock incent management actions that drive the creation of stockholder value and promote executive stock ownership. However, stock options and restricted stock have different characteristics. Stock options provide value only to the extent that the Company's stock price appreciates above the stock price on the date of grant. Restricted stock provides value regardless of whether the Company's stock price appreciates, and helps retain executives over the course of business and market cycles that may negatively impact the Company's operations and stock price in the short term. Because at the time of grant option shares have a lower expected value than restricted shares, relatively more option shares are awarded. As a result, stock option awards provide executives with the potential for greater gain when the Company's stock increases in price, while restricted stock awards gives executives more certainty that their equity awards will have some level of value even if the Company's stock price does not increase. Stock option and restricted stock awards are equally weighted for the CEO and the other NEOs to reflect the Compensation Committee's belief that stock price appreciation, retention of executives, and executive stock ownership are all important objectives.

     The stock options awarded to the CEO and other NEOs under the Incentive Award Plan have historically had the following characteristics:

     - All are non-qualified stock options;

     - All have an exercise price equal to the closing price of the Company's stock on the day prior to the grant date (in the future, the closing price on the grant date will be used);

     - All vest annually in equal amounts over a four-year period; and

     - All expire 10 years after the date of grant.

     The restricted stock awarded to the CEO and other NEOs under the Incentive Award Plan has historically had the following characteristics:

     - All shares cliff-vest four years after the grant date; and

     - All shares receive dividends in the same amount as the dividends declared and paid on the Company's Common Stock at the time such dividends are paid.

     The compensation amounts shown for Stock Awards and Option Awards in the Summary Compensation Table below are the amounts recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards (FAS) No. 123(R) using the assumptions set forth in the footnotes to the financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for awards granted during and prior to 2006, assuming no forfeitures. The ultimate value, if any, that will be realized with respect to such awards will not be not determinable until the awards are exercised.

     Stock option and restricted stock awards under the Incentive Award Plan are made on an annual basis on the date of the annual stockholder meeting or at the time of a special event (such as upon hiring or promotion).

BENEFITS AND PERQUISITES

     The CEO and other NEOs participate in the group medical, dental, disability and life insurance plans generally available to non-union employees of the Company domiciled in the United States. In addition to benefits generally available to non-union employees domiciled in the United States, the CEO and other NEOs receive use of a Company car and participate in a supplemental long-term disability program. The supplemental disability benefit is in addition to the group long-term disability benefit generally available to all non-union employees domiciled in the United States. The group long-term disability plan provides an annual benefit of 60% of the first $200,000 of base salary, or an annual maximum benefit of $120,000 per year. For all NEOs other than the CEO, the supplemental program provides an annual benefit of 60% of their base salary above $200,000, with a maximum supplemental benefit of $36,000 per year. For the CEO, the supplemental program provides an annual benefit of 60% of base salary above $200,000, with a maximum supplemental benefit of $240,000 per year. The NEOs pay the premiums on all such insurance, but the Company provides a year-end allowance to the executives equal to the supplemental program premium costs together with a gross-up on the taxes associated with such year-end allowance. In addition, the CEO is offered the personal use of corporate aircraft (limited to 25 hours per year), and a Company-paid membership at a country club. To date, Mr. Kingsley has elected to not utilize the club membership.

     Mr. Kingsley is entitled to severance benefits under the terms of his employment agreement if his employment is actually or constructively terminated without cause. Mr. Romeo and Ms. Bors are entitled to severance benefits under terms of their employment offer letters with the Company in the event their employment is terminated without cause. In each case, the amount of the benefit, which varies with the individual, depends upon whether or not such termination is in connection with a change in control. Mr. McMurray and Mr. Notaro are entitled to severance benefits under the terms of written agreements in the event that their employment is actually or constructively terminated without cause in connection with a change in control. Mr. McMurray and Mr. Notaro are also entitled to severance under Company's severance policy in the event their employment is terminated without cause other than in connection with a change in control.

RETIREMENT BENEFITS

     The Company maintains three tax-qualified retirement plans for all non-union employees domiciled in the United States in which the CEO and other NEOs may participate. The IDEX Corporation Retirement Plan (the "Pension Plan") is a defined benefit pension plan, in which certain NEOs participate. The CEO and NEOs who are not actively participating in the Pension Plan participate in the IDEX Corporation Defined Contribution Plan (the "Defined Contribution Plan"). An NEO can actively participate in only one of the two retirement plans. Additionally, all NEOs are eligible to participate in the IDEX Corporation Savings Plan (the "401(k) Plan"), which is a 401(k) plan with a prescribed Company matching contribution. The Company also provides two non-qualified deferred compensation plans in which the CEO and other NEOs may participate: the IDEX Corporation

Supplemental Executive Retirement Plan (the "SERP"), and the IDEX Corporation Deferred Compensation Plan for Officers (the "Officers Deferred Compensation Plan").

     During 2005, the Company redesigned its retirement plans to accomplish three goals:

     - Recognize a changing workforce;

     - Provide a competitive and consistent retirement program to employees across the entire organization; and

     - Manage overall costs.

     As a result of this redesign, the Company provides only the Defined Contribution Plan and the 401(k) Plan for employees hired after 2004. Employees who participated in the Pension Plan as of December 31, 2005, and who met certain age and service requirements, were given the one-time opportunity to choose:

     - To stay in the Pension Plan with the then current match in the 401(k) Plan (maximum match of 2.8% of eligible pay); or

     - To begin participating in the Defined Contribution Plan as of January 1, 2006, with an enhanced match in the 401(k) Plan (maximum match of 4.0% of eligible pay). Employees who chose this option retain, by law, a frozen benefit in the Pension Plan as of December 31, 2005.

     The Company believes that its retirement benefits are market comparable, and thus contribute to the Company's ability to attract and retain executive talent.

  PENSION PLAN

     The Company and the other sponsoring subsidiaries are required to make an annual contribution to the Pension Plan in such amounts as are actuarially required to fund the benefits of the participants in the Pension Plan. The Pension Plan is an on-going, tax-qualified, "career average" retirement plan that provides a level of benefit based on a participant's compensation for a year with periodic updates to average compensation over a fixed five-year period. Under the Pension Plan, participants are entitled to receive an annual benefit on retirement equal to the sum of the benefit earned through 1995 using the five-year average compensation of a participant through 1995, plus the benefit earned under the then current formula for each year of employment after 1995. For each year of participation through 1995, a participant earned a benefit equal to 1.25% of the first $16,800 of such average compensation through 1995, and 1.65% of such compensation in excess of $16,800. Beginning January 1, 1996, the benefit earned equals the sum of 1.6% of the first $16,800 of each year's total compensation, and 2.0% for such compensation in excess of $16,800, for each full year of service credited after 1995. As required by law, compensation counted for purposes of determining this benefit is limited. For all participants in the Pension Plan, the normal form of retirement benefit is payable in the form of a life annuity with five years of payments guaranteed. Other optional forms of payment are available.

  DEFINED CONTRIBUTION PLAN

     The Company and the other sponsoring subsidiaries are required to make an annual contribution to the Defined Contribution Plan based on a prescribed contribution formula. The Defined Contribution Plan is an ongoing, tax-qualified, "defined contribution" plan that provides an annual contribution based on a participant's compensation for that year and a combination of the participant's age and service as shown below:


AGE + YEARS OF SERVICE              COMPANY CONTRIBUTION
----------------------              --------------------


Less than 40.............   3.5% of Eligible Annual Compensation
40 but less than 55......   4.0% of Eligible Annual Compensation
55 but less than 70......   4.5% of Eligible Annual Compensation
70 or more...............   5.0% of Eligible Annual Compensation


     Under the Defined Contribution Plan, participants are entitled to receive the lump sum value of their vested account at termination of employment subject to distribution rules under the law.

  401(K) PLAN

     The Company and the other sponsoring subsidiaries are required to make payroll-matching contributions to the 401(k) Plan based on the prescribed matching contribution formula. The 401(k) Plan is an on-going, tax-qualified, "401(k)" plan that provides a matching contribution based on the employee's contribution up to 8% of eligible compensation. The maximum matching contribution by the Company is either 2.8% of eligible compensation, if the employee is currently accruing benefits under the Pension Plan, or 4.0% of eligible compensation, if the employee participates in the Defined Contribution Plan.

  SERP

     The SERP is an unfunded, non-qualified plan designed to provide deferred compensation for officers and other key employees to compensate them for any benefits lost under the Company's tax-qualified retirement programs due to limits on compensation and benefits under these tax-qualified plans. Benefits are payable upon separation of service within the meaning of Internal Revenue Code Section 409A; however, no benefits are payable prior to the date that is six months after the date of separation of service, or the date of death of the employee, if earlier. The SERP has essentially three components for determining benefits:

          Defined Benefit Excess Benefit: If the employee participates or had participated in the Pension Plan, then the employee will receive an excess benefit ("DB Excess Benefit") under a formula equivalent to the tax-qualified Pension Plan formula. Such formula will only consider eligible compensation above the Internal Revenue Code limits and will restore any limits on the maximum amount of benefits which may be accrued under a qualified retirement plan. A DB Excess Benefit will only be accrued for the appropriate period of service that the employee was an active participant in the Pension Plan. For the period of service that the employee accrues a DB Excess Benefit, the employee is not eligible to accrue a DC Excess Benefit or a 401(k) Restoration Benefit (as defined below).

          Defined Contribution Excess Benefit: If the employee participates in the Defined Contribution Plan, then the employee will receive an excess benefit ("DC Excess Benefit") under a formula equivalent to the tax-qualified Defined Contribution Plan formula. Such formula will only consider eligible compensation above Internal Revenue Code limits and will restore any benefits limited under the Defined Contribution Plan. A DC Excess Benefit will only be accrued for the appropriate period of service that the employee is an active participant in the Defined Contribution Plan. For the period of service that the employee accrues a DC Excess Benefit, the employee is not eligible to accrue a DB Excess Benefit, but is eligible to receive a 401(k) Restoration Benefit (as defined below). Any benefits that accrue in the defined contribution portion of the SERP are credited with interest, as determined by the Company, on at least a quarterly basis, based on an interest rate equal to the Lehman Brothers Long Term AAA Corporate Bond Yield Average as determined on the first business day of December prior to the calendar year.

          401(k) Restoration Benefit: Beginning as of January 1, 2006, if an employee participates in the Defined Contribution Plan, then the employee will receive a restoration benefit ("401(k) Restoration Benefit") equal to 4% of eligible compensation above the limit on compensation under the Defined Contribution Plan and 401(k) Plan without regard to the limit on the maximum amount of tax-deferred contributions a participant can make under such plans. Employees are not required to make any deferrals to any non-qualified plan to receive this benefit. A 401(k) Restoration Benefit will only be accrued for the appropriate period of service that the employee was an active participant in the Defined Contribution Plan. For the period of service that the employee accrues a DB Excess Benefit, the employee is not eligible to receive a 401(k) Restoration Benefit. Any benefits that accrue in the 401(k) Restoration Benefit portion of the SERP are credited with interest, as determined by the Company, on at least a quarterly basis, based on an interest rate equal to the Lehman Brothers Long Term AAA Corporate Bond Yield Average as determined on the first business day of December prior to the calendar year.

  OFFICERS DEFERRED COMPENSATION PLAN

     The Officers Deferred Compensation Plan allows corporate and operating officers to defer eligible employee compensation above the compensation limits applicable under the tax-qualified plans. Participants can defer their compensation into either an interest-bearing account or a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is credited with interest, as determined by the Company, on at least a quarterly basis, based on an interest rate equal to the Lehman Brothers Long Term AAA Corporate Bond Yield Average as determined on the first business day of December preceding the calendar year. Deferred compensation credited to the deferred compensation units account is converted into a number of DCUs, which represent equivalent shares of the Company's Common Stock. The number of DCUs is determined by dividing the amount deferred by the closing price of the Company's Common Stock the day before the date of deferral. The DCUs are entitled to receive dividend equivalents which are reinvested in DCUs based on the same formula for investment of a participant's deferral. Both of these accounts are payable upon separation of service within the meaning of Internal Revenue Code Section 409A; however, no benefits are payable prior to the date that is six months after the date of separation of service, or the date of death of the employee, if earlier.

STOCK OWNERSHIP

     Consistent with its executive pay philosophy, the Company requires that all corporate and operating officers retain minimum ownership levels of the Company's Common Stock. The following stock ownership guidelines were established by the Board of Directors in 2006.


EXECUTIVE                                           OWNERSHIP MULTIPLE (OF BASE SALARY)
---------                                           -----------------------------------


CEO...............................................  5 times
CFO...............................................  3 times
Other NEOs........................................  2-2.5 times


     The CEO and all other NEOs must comply with these ownership requirements within five years of their adoption in 2006, or their date of hire, whichever is later. Shares that are counted for purposes of satisfying ownership requirements are shares directly owned, unvested restricted shares, and DCUs. As of December 31, 2006, the CEO and all other NEOs were proceeding towards meeting their ownership guidelines within the specified five-year period.

     Currently, the Company has no explicit policy prohibiting the hedging of its stock, although the practice is discouraged.

MR. WILLIAMS

     Effective as of the Annual Meeting on March 22, 2005, Mr. Williams resigned his position of President and Chief Executive Officer, but remained as executive Chairman of the Board until April 4, 2006, in order to transition leadership to Mr. Kingsley. In connection with such resignation, the Company entered into a Transition and Retirement Agreement with Mr. Williams. Pursuant to such agreement, Mr. Williams received, in exchange for his agreement to transition leadership to Mr. Kingsley and to extend his non-compete with the Company from a two-year to a five-year period following his retirement, the following amounts:
(1) 22 bi-weekly payments of $109,091 beginning May 11, 2005 and continuing through March 8, 2006 (the total amount of such payments being $2,400,000); (2) a lump-sum payment of $1,296,000 and 26 bi-weekly payments of $31,154 upon his retirement on April 4, 2006, such amounts being equivalent to what Mr. Williams would have been entitled to receive upon expiration of the term of his employment agreement on April 30, 2005; (3) payment of his SERP benefit in two substantially equal installments, as well as all benefits he accrued, and became vested in, during his employment under the Officers Deferred Compensation Plan and the 2001 Stock Plan for Officers. These transition payments were not considered compensation for benefit accrual purposes under the SERP and any benefits Mr. Williams accrued under the Pension Plan as a result of such transition payments reduced his SERP benefit. During such period, Mr. Williams was not eligible for any base salary, or short- or long-term incentive compensation awards, but he received all other employee benefits and perquisites he was eligible to receive while he was serving as Chairman of the Board, President and Chief Executive Officer, including the personal use of the Company's aircraft up to an incremental cost of $110,000 for the period May 1, 2005 to April 4, 2006. Except as noted above, no other continuing benefits, perquisites, or other employment-related compensation are due to Mr. Williams.

CONCLUSION

     This Compensation Discussion and Analysis provides an overview of the Company's compensation philosophy and components. The tables and narratives below are provided in support of this Compensation Discussion and Analysis.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed this Compensation Discussion and Analysis and discussed its contents with the Company's management. Based on this review and discussion, the Compensation Committee has recommended that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and in this Proxy Statement.

                                        Gregory B. Kenny, Chairman
                                        Michael T. Tokarz

                           SUMMARY COMPENSATION TABLE

     The table below summarizes the total compensation earned in 2006 for the Company's CEO, CFO, each of the three most highest compensated executive officers other than the CEO and CFO, and the former Chairman of the Board.


                                                                                              CHANGE IN
                                                                                               PENSION
                                                                                              VALUE AND
                                                                                            NONQUALIFIED
                                                                              NON-EQUITY      DEFERRED          ALL
NAME AND PRINCIPAL                                     STOCK      OPTION    INCENTIVE PLAN  COMPENSATION       OTHER
POSITION                YEAR   SALARY      BONUS     AWARDS(2)  AWARDS(3)  COMPENSATION(4)   EARNINGS(5)  COMPENSATION(6)
------------------      ----  --------  ----------  ----------  ---------  ---------------  ------------  ---------------


Lawrence D. Kingsley..  2006  $725,000  $        0  $2,070,131   $614,271     $1,132,900       $   517        $217,058
  Chairman, President
  and Chief Executive
  Officer
Dominic A. Romeo......  2006   346,400           0     287,628    284,660        337,800         1,286          67,714
  Vice President and
  Chief Financial
  Officer
John L. McMurray......  2006   284,000           0     145,461    264,328        288,500        90,253          23,685
  Vice President -
   Group Executive,
  Fluid & Metering
  Technologies
Frank J. Notaro.......  2006   262,300           0      46,961    179,779        224,300           614          55,957
  Vice President -
   General Counsel and
  Secretary
Kimberly K. Bors......  2006   255,800           0      43,165    155,649        218,800         2,456          55,497
  Vice President -
   Human Resources
Dennis K.
  Williams(1).........  2006   546,027   1,296,000           0    176,871              0             0         648,858
  Former Chairman of
  the Board

NAME AND PRINCIPAL
POSITION                   TOTAL
------------------      ----------


Lawrence D. Kingsley..  $4,759,877
  Chairman, President
  and Chief Executive
  Officer
Dominic A. Romeo......   1,325,488
  Vice President and
  Chief Financial
  Officer
John L. McMurray......   1,096,227
  Vice President -
   Group Executive,
  Fluid & Metering
  Technologies
Frank J. Notaro.......     769,911
  Vice President -
   General Counsel and
  Secretary
Kimberly K. Bors......     731,367
  Vice President -
   Human Resources
Dennis K.
  Williams(1).........   2,667,756
  Former Chairman of
  the Board


--------

   (1) Mr. Williams served as Chairman of the Board until his retirement on April 4, 2006. Pursuant to Mr. Williams' Transition and Retirement Agreement dated February 25, 2005, Mr. Williams received compensation of $546,027 from January 1 to March 8, 2006, which is reflected in the table as Salary, and a lump-sum payment of $1,296,000 on his retirement date, which is reflected in the table as Bonus. Mr. Williams, also received (a) $6,160 matching contribution under the 401(k) Plan, (b) $810,000 special retirement payment, which is payable in bi-weekly installments for one year from his date of retirement, and of which $591,923 was paid in 2006,
       (c) $42,538 for personal use of the Company aircraft, and (d) $8,237 for costs associated with Company-provided automobile, all of which are reflected in the table under All Other Compensation. Except as noted above, no continuing benefits, perquisites, or other employment related compensation are due to Mr. Williams.

   (2) Reflects the amount recognized for financial statement reporting purposes in accordance with FAS 123(R) using the assumptions set forth in the footnotes to the financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for restricted stock awards granted during and prior to 2006, assuming no forfeitures. All shares of restricted stock are eligible for dividends.

   (3) Reflects the amount recognized for financial statement reporting purposes in accordance with FAS 123(R) using the assumptions set forth in the footnotes to the financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for stock option awards granted during and prior to 2006, assuming no forfeitures.

   (4) Represents for Mr. Kingsley the annual cash performance award under the Incentive Award Plan, and for all other NEOs the annual cash bonus under the MICP, in each case earned in 2006 but paid in February 2007.

   (5) Represents the aggregate increase in actuarial value under the Pension Plan and SERP. Mr. McMurray is the only NEO actively participating in the Pension Plan. Based on changes to the Company's retirement plans in 2005 and their individual elections, Messrs. Kingsley, Romeo and Notaro and Ms. Bors do not accrue benefit credits after December 31, 2005 under the Pension Plan although each has a frozen benefit as of December 31, 2005. Therefore, the monthly accrued benefit for Messrs. Kingsley, Romeo and Notaro and Ms. Bors under the

       Pension Plan upon retirement at age 65 will not change, although the present value of such benefit will change from year to year. Because the interest earned on deferred compensation balances under the Officers Deferred Compensation Plan has been determined to be "at-market," no above-market earnings on deferred compensation are included.

   (6) For all NEOs other than Mr. Williams, includes the following:

       (a) Company contributions to the 401(k) Plan and Defined Contribution Plan, and accrued benefits under the SERP (DC Excess Benefit and 401(k) Restoration Benefit) in the following amounts: Mr. Kingsley -
            $119,432; Mr. Romeo - $52,850; Mr. McMurray - $6,160; Mr. Notaro -
            $41,784; and Ms. Bors - $39,666.

       (b) Lease, maintenance, gas and parking (at headquarters) costs for Company-provided automobile in the following amounts: Mr. Kingsley -
            $15,220; Mr. Romeo - $12,672; Mr. McMurray - $15,192; Mr. Notaro -
            $12,770; and Ms. Bors - $14,335.

       (c) Year-end allowance for premiums paid for supplemental disability benefits in the following amounts: Mr. Kingsley - $4,647; Mr. Romeo -
            $1,327; Mr. McMurray - $1,413; Mr. Notaro - $850; and Ms. Bors - $906, plus a tax gross-up on the allowance in the following amounts:
           Mr. Kingsley - $3,028; Mr. Romeo - $865; Mr. McMurray - $920; Mr. Notaro - $554; and Ms. Bors - $590.

       For Mr. Kingsley, also includes $74,731 for the personal use of the Company aircraft. The Company's methodology for calculating the value of personal use of the Company aircraft is to calculate the incremental costs of such usage to the Company, which include fuel, landing fees, hangar fees, catering, additional expenses relating to the crew and other expenses which would not have otherwise been incurred by the Company if the aircraft had not been used for personal travel.

                           GRANTS OF PLAN-BASED AWARDS

     The following table provides information on plan-based awards for all NEOs for 2006.


                                                                   ALL
                                                                  OTHER     ALL OTHER
                                                                  STOCK      OPTION        EXERCISE
                                   ESTIMATED FUTURE PAYOUTS      AWARDS:     AWARDS:        OR BASE
                                  UNDER NON-EQUITY INCENTIVE    NUMBER OF   NUMBER OF      PRICE OF          MARKET
                                        PLAN AWARDS(1)          SHARES OF  SECURITIES       OPTION          PRICE ON
                         GRANT  ------------------------------   STOCK OR  UNDERLYING       AWARDS         GRANT DATE
NAME                     DATE   THRESHOLD   TARGET    MAXIMUM    UNITS(2)  OPTIONS(2)  ($ PER SHARE)(3)  ($ PER SHARE)
----                    ------  ---------  -------  ----------  ---------  ----------  ----------------  -------------


Lawrence D. Kingsley..  4/4/06   $     0       N/A  $4,344,000    18,125     70,040         $51.27           $52.00
Dominic A. Romeo......  4/4/06    84,450   225,200     585,520     3,880     15,000          51.27            52.00
John L. McMurray......  4/4/06    69,225   184,600     479,960     2,200      8,500          51.27            52.00
Frank J. Notaro.......  4/4/06    56,100   149,600     388,960     2,140      8,250          51.27            52.00
Kimberly K. Bors......  4/4/06    54,713   145,900     379,340     2,080      8,000          51.27            52.00
Dennis K. Williams....     N/A       N/A       N/A         N/A       N/A        N/A            N/A              N/A

                            GRANT
                             DATE
                             FAIR
                           VALUE OF
                          STOCK AND
NAME                    OPTION AWARDS
----                    -------------


Lawrence D. Kingsley..    $1,990,109
Dominic A. Romeo......       426,121
John L. McMurray......       241,537
Frank J. Notaro.......       234,674
Kimberly K. Bors......       227,812
Dennis K. Williams....           N/A


--------

   (1) For Mr. Kingsley, amount reflects minimum and maximum payment under Incentive Award Plan. See the "Short-Term Incentives - Annual Bonus" section of "Compensation Discussion and Analysis." For NEOs other than Mr. Kingsley, amounts reflect payment levels under the MICP based on 2006 salary levels, a Business Performance Factor of 50% for threshold, 100% for target and 200% for maximum, and a Personal Performance Multiplier of
       0.75 for threshold, 1.00 for target, and 1.30 for maximum. The amounts actually paid to NEOs are reflected in column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above.

   (2) See Outstanding Equity Awards At Fiscal Year-End below for vesting of options and restricted stock.

   (3) Reflects closing price of the Company's Common Stock on the day prior to the grant date, which is the fair market value of the stock on the grant date under the terms of the Incentive Award Plan.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The following table provides information on all restricted stock and stock option awards held by the NEOs and the value of those awards as of December 31, 2006. All outstanding equity awards are in shares of the Company's Common Stock.




                                                OPTION AWARDS                                      STOCK AWARDS
                         ----------------------------------------------------------  ---------------------------------------
                             NUMBER OF          NUMBER OF
                            SECURITIES         SECURITIES
                            UNDERLYING         UNDERLYING                                 NUMBER OF        MARKET VALUE OF
                            UNEXERCISED        UNEXERCISED      OPTION     OPTION    SHARES OR UNITS OF   SHARES OR UNITS OF
                              OPTIONS            OPTIONS       EXERCISE  EXPIRATION    STOCK THAT HAVE   STOCK THAT HAVE NOT
NAME                     (EXERCISABLE)(1)  (UNEXERCISABLE)(1)    PRICE      DATE        NOT VESTED(2)         VESTED(3)
----                     ----------------  ------------------  --------  ----------  ------------------  -------------------


Lawrence D. Kingsley...       58,000             87,000         $30.87    08/23/14         179,935            $8,530,718
                              13,765             41,295          40.35    03/22/15
                                   0             70,040          51.27    04/04/16
Dominic A. Romeo.......       30,000             45,000          27.67    01/12/14          39,920             1,892,607
                              15,000             22,500          27.33    03/23/14
                               3,125              9,375          40.35    03/22/15
                               2,500              7,500          42.47    09/27/15
                                   0             15,000          51.27    04/04/16
John L. McMurray.......       22,500                  0          16.50    03/23/09           5,440               257,910
                              22,500                  0          18.75    03/28/10
                              25,500                  0          18.97    03/28/11
                              21,600              5,400          25.30    03/26/12
                              18,900             12,600          19.67    03/27/13
                              12,000             18,000          27.33    03/23/14
                               2,500              7,500          40.35    03/22/15
                                   0              8,500          51.27    04/04/16
Frank J. Notaro........        9,000                  0          18.97    03/28/11           4,780               226,620
                              20,400              5,100          25.30    03/26/12
                              19,800             13,200          19.67    03/27/13
                              11,400             17,100          27.33    03/23/14
                               2,040              6,120          40.35    03/22/15
                                   0              8,250          51.27    04/04/16
Kimberly K. Bors.......       13,500              9,000          22.70    01/06/13           4,400               208,604
                              19,800             13,200          19.67    03/27/13
                              11,400             17,100          27.33    03/23/14
                               1,790              5,370          40.35    03/22/15
                                   0              8,000          51.27    04/04/16
Dennis K. Williams.....          N/A                N/A            N/A         N/A             N/A                   N/A


--------

   (1) All options expire on the 10(th) anniversary of the grant date. Options granted prior to 2005 (with expiration dates prior to 2015) vest 20% per year on the anniversary of the grant date. Options granted during and after 2005 (with expiration dates during and after 2015) vest 25% per year on the anniversary of the grant date. All options vest 100% upon a change of control.

   (2) The following table sets forth grant and vesting information for the outstanding restricted stock awards for all NEOs. All shares vest 100% upon a change of control.


                                      NUMBER OF SHARES OR
                            AWARD     UNITS OF STOCK THAT
NAME                     GRANT DATE     HAVE NOT VESTED                    VESTING
----                     ----------   -------------------                  -------


Lawrence D. Kingsley...   08/23/04           69,000         23,000 vest per year on 8/23/07,
                                                            8/23/08 and 8/23/09, or 100% vest on
                                                            termination without cause.
                          03/22/05           17,810         100% vest on 3/22/09
                          03/22/05           75,000         25,000 vest per year on 3/22/07,
                                                            3/22/08 and 3/22/09
                          04/04/06           18,125         100% vest on 4/04/10
Dominic A. Romeo.......   01/14/04           30,000         15,000 vest on 1/14/08 and 1/14/09,
                                                            or 100%
                                                            vest on termination without cause.
                          03/22/05           4,040          100% vest on 3/22/09
                          09/27/05           2,000          100% vest on 9/27/09
                          04/04/06           3,880          100% vest on 4/04/10
John L. McMurray.......   03/22/05           3,240          100% vest on 3/22/09
                          04/04/06           2,200          100% vest on 4/04/10
Frank J. Notaro........   03/22/05           2,640          100% vest on 3/22/09
                          04/04/06           2,140          100% vest on 4/04/10
Kimberly K. Bors.......   03/22/05           2,320          100% vest on 3/22/09
                          04/04/06           2,080          100% vest on 4/04/10
Dennis K. Williams.....      N/A              N/A           N/A



   (3) Determined based on the closing price of the Company's Common Stock on December 29, 2006, the last business day of 2006.

                        OPTION EXERCISES AND STOCK VESTED

     The following table provides information on stock option exercises and stock vesting for all NEOs in 2006.


                                                 OPTION AWARDS                    STOCK AWARDS
                                         -----------------------------   -----------------------------
                                         NO. OF SHARES       VALUE       NO. OF SHARES       VALUE
                                          ACQUIRED ON    REALIZED UPON    ACQUIRED ON    REALIZED UPON
NAME                                        EXERCISE      EXERCISE(1)       VESTING        VESTING(2)
----                                     -------------   -------------   -------------   -------------


Lawrence D. Kingsley...................           0        $        0        48,000        $2,247,640
Dominic A. Romeo.......................           0                 0             0                 0
John L. McMurray.......................           0                 0             0                 0
Frank J. Notaro........................      11,000           306,500             0                 0
Kimberly K. Bors.......................           0                 0             0                 0
Dennis K. Williams.....................     107,800         3,085,198             0                 0


--------

   (1) Calculated as the difference between the closing price of the Company's Common Stock on the date of exercise and the exercise price.

   (2) Calculated based on the closing price of the Company's Common Stock on the vesting date. For Mr. Kingsley, on March 22, 2006, 25,000 shares vested at a price of $51.10 per share, and on August 23, 2006, 23,000 shares vested at a price of $42.18 per share.

                                PENSION BENEFITS

     The following table provides information related to the potential benefits payable to each NEO under the Company's Pension Plan and the SERP (with respect to the DB Excess Benefit described above in the "Retirement Benefits" section of "Compensation Discussion and Analysis").


                                                      NO. OF        PRESENT VALUE
                                                  YEARS CREDITED   OF ACCUMULATED   PAYMENTS DURING THE
NAME                                 PLAN NAME      SERVICE(1)       BENEFIT(2)       LAST FISCAL YEAR
----                               ------------   --------------   --------------   -------------------


Lawrence D. Kingsley.............  Pension Plan         1.33         $   18,881          $        0
                                       SERP             1.33             54,501                   0
Dominic A. Romeo.................  Pension Plan         1.92             31,978                   0
                                       SERP             1.92             51,145                   0
John L. McMurray.................  Pension Plan        14.17            360,856                   0
                                       SERP            14.17            233,650                   0
Frank J. Notaro..................  Pension Plan         7.75             98,442                   0
                                       SERP             7.75             47,026                   0
Kimberly K. Bors.................  Pension Plan         2.92             46,288                   0
                                       SERP             2.92             33,387                   0
Dennis K. Williams...............  Pension Plan         6.00            206,548                   0
                                       SERP             6.00          2,003,572           2,041,586


--------

   (1) Credited service is determined under the Pension Plan as of December 31, 2006, or date of termination, if earlier.

   (2) The present value of accumulated benefits as of December 31, 2006 is determined using a 5.80% discount rate, a 5.50% lump sum rate, the GATT 2003 mortality table, and an assumed retirement age of 65.

       Based on changes to the Company's retirement plans in 2005, and their individual elections, Messrs. Kingsley, Romeo and Notaro and Ms. Bors do not accrue benefit credits after December 31, 2005 under the Pension Plan. Therefore, the monthly accrued benefit for Messrs. Kingsley, Romeo and Notaro and Ms. Bors under the Pension Plan upon retirement at age 65 will not change, although the present value of such benefit will change from year to year.

       Pursuant to Mr. Williams' Transition and Retirement Agreement, Mr. Williams did not accrue any SERP benefits by reason of the compensation paid in 2006 as Chairman of the Board, and the benefit accruals he earned under the Pension Plan as a result of such compensation reduced his SERP benefit. However, the compensation used in the calculation of his SERP benefit includes $324,000 of the payments made upon his retirement on April 4, 2006. In connection with his retirement, Mr. Williams became entitled to receive his SERP benefit payable in two equal installments -- one payment was made on May 1, 2006, and the second payment will be made on May 1, 2007.

                       NONQUALIFIED DEFERRED COMPENSATION

     The following table provides information related to the potential benefits payable to each NEO under the Company's deferred compensation plans: the SERP (with respect to the DC Excess Benefit and 401(k) Restoration Benefit described above in the "Retirement Benefits" section of "Compensation Discussion and Analysis") and the Officers Deferred Compensation Plan.


                                              REGISTRANT
                                           CONTRIBUTIONS IN                           AGGREGATE      AGGREGATE BALANCE
                                           LAST FISCAL YEAR   AGGREGATE EARNINGS    WITHDRAWALS/    AT LAST FISCAL YEAR
NAME                          PLAN NAME           (1)        IN LAST FISCAL YEAR  DISTRIBUTIONS(2)          END
----                        -------------  ----------------  -------------------  ----------------  -------------------


Lawrence D. Kingsley......       SERP          $101,831           $    1,745         $        0           $103,576
Dominic A. Romeo..........       SERP            35,250                  604                  0             35,854
John L. McMurray..........  Officers Plan             0               21,650                  0            203,809
Frank J. Notaro...........       SERP            24,184                  414                  0             24,598
                            Officers Plan             0               15,919            179,300                  0
Kimberly K. Bors..........       SERP            22,066                  378                  0             22,444
                            Officers Plan             0                7,931             72,726                  0
Dennis K. Williams........       SERP                 0                    0                  0                  0
                            Officers Plan             0            1,010,461          4,777,968                  0


--------

   (1) None of the NEOs contributed to the Officers Deferred Compensation Plan in 2006. Mr. McMurray actively participates in the Pension Plan and therefore is not eligible for a DC Excess Benefit or a 401(k) Restoration Benefit.

   (2) Under special transition rules provided under Internal Revenue Code
       Section 409A, participants in the Officers Deferred Compensation Plan were given a one-time opportunity prior to 2006 to elect to change the terms of the distribution of their account balances under such plan. Mr. Notaro, Ms. Bors and Mr. Williams made such a change and elected to receive a full distribution in 2006.

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company entered into an employment agreement with Mr. Kingsley when he was employed as Chief Operating Officer. This agreement was amended in 2005 to reflect his promotion to President and Chief Executive Officer, effective March 22, 2005. The employment agreement provides for an initial term of five years and successive twelve-month periods thereafter. If Mr. Kingsley's employment is terminated by the Company other than for cause, he will receive continuing salary payments and health benefits for 24 months, a pro-rated portion of 100% of his base salary (based on the portion of the year he was employed), and a payment equal to 200% of his base salary payable over 24 months. If Mr. Kingsley's employment is terminated because of disability, he will receive a bonus payment equal to a pro-rated portion of 100% of his base salary (based on the portion of the year he was employed). Additionally, if Mr. Kingsley should die during the term of the agreement, Mr. Kingsley's wife or estate will receive a bonus payment equal to a pro-rated portion of 100% of his base salary (based on the portion of the year he was employed). If his employment is terminated without cause or he terminates it for certain specified reasons following a change in control of the Company, Mr. Kingsley will receive his full salary and health insurance for a period of 36 months following termination, a pro-rata portion of his bonus for the year of his termination, and a payment equal to 300% of his base salary, payable over 36 months. In addition to vesting upon a change of control, all non-vested shares of the restricted stock granted to Mr. Kingsley on August 23, 2004, will vest in the event he is terminated by the Company other than for cause, or if he terminates his employment because the Company has taken certain actions with respect to his employment.

     The Company has entered into an employment letter agreement with Mr. Romeo. The agreement does not provide for a fixed term and may be terminated at any time. If Mr. Romeo's employment is terminated by the Company other than for cause, he will be entitled to receive continuing salary payments for 18 months. In the event Mr. Romeo is terminated within two years following a change in control, the Company will be obligated to pay Mr. Romeo his salary and his then target MICP bonus for two years. In addition to vesting upon a change of control, all shares of restricted stock granted to Mr. Romeo in 2004 will vest in the event he is terminated by the Company other than for cause, or if he dies or becomes disabled.

     The Company has entered into an employment letter agreement with Ms. Bors. The agreement does not provide for a fixed term and may be terminated at any time. If Ms. Bors is terminated by the Company other than for cause, she will be entitled to receive continuing salary and benefits for 12 months. In the event Ms. Bors is terminated within two years following a change in control, the Company will be obligated to pay Ms. Bors her salary and her then target MICP bonus for three years.

     The Company has entered into letter agreements with each of Messrs. McMurray and Notaro providing for three years of compensation and two years of fringe benefits in the event either is actually or constructively terminated without cause within two years following a change of control. Otherwise Messrs. McMurray and Notaro are only eligible for severance based on the Company's general severance policy available to all employees. Historically, the Company has paid severance in excess of the policy amount in the event an executive has been terminated without cause.

     The following table sets forth the amount each NEO (other than Mr. Williams who has already retired) would receive under various termination scenarios using the following assumptions:

     - Termination of employment on December 31, 2006.

     - Exercise of all vested options and vesting of all restricted stock based on the closing market price of $47.41 per share of the Company's Common Stock on December 31, 2006.

     - Receipt of a lump-sum payment of retirement benefits under the Pension Plan, Defined Contribution Plan, 401(k) Plan, SERP and Officers Deferred Compensation Plan.

     - Interest rate and mortality basis for determining the lump sum value of Pension Plan and DB Excess Benefit under the SERP are 5.50% and the GATT 2003 mortality table, respectively.

     - Receipt of tax gross-ups for any parachute payments, where contractually provided.


                             VOLUNTARY                                             TERMINATION IN
                            TERMINATION/                        INVOLUNTARY       CONNECTION WITH
                          TERMINATION FOR                   TERMINATION NOT FOR      CHANGE IN
NAME                          CAUSE(1)      RETIREMENT(1)    CAUSE/GOOD REASON       CONTROL(2)       DEATH(3)
----                      ---------------   -------------   -------------------   ---------------   -----------


Lawrence D. Kingsley....     $1,527,966              N/A         $9,202,854         $22,435,374     $13,300,024
Dominic A. Romeo........      1,077,924              N/A          3,019,824           5,585,551       5,458,268
John L. McMurray........      5,696,944       $5,696,944          5,773,405           8,175,445       5,653,966
Frank J. Notaro.........      1,851,564              N/A          1,891,918           5,158,683       3,061,220
Kimberly K. Bors........      1,282,847              N/A          1,538,647           3,681,704       3,093,985


--------

   (1) Pension Plan benefits are payable to the extent vested upon termination only if eligible to retire. Only Mr. McMurray is eligible to retire. Defined Contribution Plan, 401(k) Plan and SERP benefits are payable to the extent vested upon termination.

   (2) Pension Plan, Defined Contribution Plan and 401(k) Plan benefits are payable to the extent vested upon change of control. All SERP benefits become 100% vested and are payable upon change in control.

   (3) Except for the Pension Plan, all retirement benefits become 100% vested at death. Death benefits include spousal benefits paid from the Pension Plan (as applicable), Defined Contribution Plan, 401(k) Plan and SERP account balances, and the following life insurance amounts: Mr.
       Kingsley - $1,450,000; Mr. Romeo - $1,040,000; Mr. McMurray - $284,000;
       Mr. Notaro - $263,000; and Ms. Bors - $640,000. Of these total life insurance amounts, the NEOs have paid for the following portion of their life insurance: Mr. Kingsley - $725,000; Mr. Romeo - $693,000; Mr. McMurray - $0; Mr. Notaro - $0; and Ms. Bors - $384,000.

                            COMPENSATION OF DIRECTORS

     The following table summarizes the total compensation earned in 2006 for the Company's non-management directors. Mr. Kingsley receives no additional compensation for his service as a director.


                                  FEES EARNED OR PAID      STOCK        OPTION        ALL OTHER
NAME                                   IN CASH(1)      AWARDS(1)(2)  AWARDS(1)(2)  COMPENSATION(1)  TOTAL(1)
----                              -------------------  ------------  ------------  ---------------  --------

Bradley J. Bell.................        $48,000           $9,422        $50,953         $    0      $108,374
Ruby R. Chandy..................         30,000            9,649          9,478              0        49,127
Frank S. Hermance...............         40,000            9,422         51,060              0       100,482
Gregory B. Kenny................         44,000            9,422         50,953              0       104,375
Neil A. Springer................         44,000            9,422         50,953              0       104,375
Michael T. Tokarz(3)............         40,000            9,422         50,953          6,000       106,375


--------

   (1) The amounts shown in this table reflect the following elements of outside director compensation:



Annual Retainer...................................................  $30,000
Annual Board/Committee Meeting Attendance Fee.....................  $10,000
Chairman Retainer
  Audit Committee (Bell)..........................................  $ 8,000
  Compensation Committee (Kenny)..................................  $ 4,000
  Nominating and Corporate Governance Committee (Springer)........  $ 4,000
Equity Grants Upon Initial Election to the Board
  Stock options...................................................    3,375
  Restricted stock................................................    1,015
Annual Equity Grants
  Stock options...................................................    2,250
  Restricted stock................................................      675



   (2) The amounts shown reflect the dollar amount recognized for the financial statement reporting purposes in accordance with FAS 123(R) using the assumptions set forth in the footnotes to the financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for restricted stock and stock option awards granted during and prior to 2006, assuming no forfeitures.

   (3) Represents the total Company matching gift contribution under its Matching Gifts Program for Mr. Tokarz of $6,000.

     Equity grants upon initial election to the Board of Directors are made on the date of appointment. Annual equity grants are made on the first regularly scheduled meeting of the Board of Directors held each year. All grants are made under the Incentive Award Plan. The exercise price of each option is equal to the closing price of the Company's Common Stock on the trading day preceding the date the option is granted. The options become exercisable one year following their date of grant. The restricted stock is non-transferable until the recipient is no longer serving as a director, and is subject to forfeiture if the director terminates service as a director for reasons other than death, disability or retirement prior to vesting. The restricted stock will vest in full on the earlier of the third anniversary of the grant, failure of the director to be re-elected to the Board, or a change in control.

     Under the Directors Deferred Compensation Plan, directors are permitted to defer their compensation into either an interest-bearing account or a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is adjusted on a quarterly basis with hypothetical earnings for the quarter equal to the Lehman Long AAA Bond yield as of December 1 of the calendar year preceding the year for which the earnings were credited. Amounts credited to the interest-bearing account are compounded monthly. Deferred compensation credited to the deferred compensation units account is converted into DCUs by dividing the deferred compensation by the closing price of the Company's common stock on the deferral date. In addition, the value of the dividends payable on shares of common stock are credited to the deferred compensation units account and converted into DCUs based on the number of DCUs held by the director in his account on the dividend record date, and the closing price of the common stock on the dividend payment date. Messrs. Hermance, Kenny and Tokarz defer all of their director fees into the Directors Deferred Compensation Plan, and have elected to have such fees invested in DCUs.

     The Company believes that to attract and retain qualified directors, pay levels should be targeted at the 50(th) percentile (or median) of pay levels for directors at comparable companies. From time to time, the Compensation Committee, with the assistance of Towers Perrin, evaluates the competitiveness of director compensation. The primary reference point for the determination of market pay practices are pay levels for organizations with revenues, business activities and complexities similar to those of the Company. Market data is derived from pay surveys available to Towers Perrin.

     Outside directors are subject to stock ownership guidelines. Outside directors must comply with the guidelines within five years of their initial election to the Board, or June 30, 2008, whichever is later. The guidelines dictate that all outside directors must purchase or acquire the Company's Common Stock (or DCUs acquired by participation in the Directors Deferred Compensation
Plan) having an aggregate value at the time of purchase or acquisition equal to three times the annual retainer in effect at July 1, 2003, or upon election, whichever is later. As of December 31, 2006, all directors were proceeding towards meeting their ownership guidelines within the specified period.

                             AUDIT COMMITTEE REPORT

     For the year ended December 31, 2006, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors, Deloitte & Touche LLP. The Committee discussed with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee also reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, discussed with the auditors their independence, and satisfied itself as to the auditors' independence.

     Based on the above reviews and discussions, the Audit Committee recommends to the Board of Directors that the financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

                                        Bradley J. Bell, Chairman
                                        Frank S. Hermance
                                        Neil A. Springer

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The aggregate fees billed to the Company for each of the last two fiscal years for professional services rendered by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities"), are set forth in the table below. All such fees were pre-approved by the Audit Committee pursuant to its pre-approval policy discussed below.


                                                          2006         2005
                                                       ----------   ----------


Audit fees(1)........................................  $2,419,000   $2,223,000
Audit-related fees(2)................................     408,000           --
Tax fees(3)..........................................     404,000      492,000
All other fees(4)....................................      10,000       25,000
                                                       ----------   ----------
Total................................................  $3,241,000   $2,740,000
                                                       ==========   ==========



--------

   (1) Audit fees represent the aggregate fees billed for the audit of the Company's financial statements, review of the financial statements included in the Company's quarterly reports, and services in connection with statutory and regulatory filings or engagements.

   (2) Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Audit fees.

   (3) Tax fees represent the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

   (4) All other fees represent the aggregate fees billed for products and services that are not included in the Audit fees, Audit-related fees, and Tax fees. The Audit Committee has determined that the provision of these services is not incompatible with maintaining the principal accountant's independence.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has adopted a policy that requires the pre-approval of audit and non-audit services rendered by the Deloitte Entities. For audit services, the accounting firm provides the Audit Committee with an audit services plan during the first quarter of each fiscal year outlining the scope of the audit services proposed to be performed for the fiscal year and the associated fees. This audit services plan must be formally accepted by the Audit Committee. For non-audit services, management submits to the Audit Committee for approval during the first quarter of each fiscal year and from time-to-time during the fiscal year, a list of non-audit services that it recommends the Audit Committee engage the accounting firm to provide for the current year, along with the associated fees. Company management and the accounting firm each confirm to the Audit Committee that any non-audit service on the list is permissible under all applicable legal requirements. The Audit Committee approves both the list of permissible non-audit services and the budget for such services. The Audit Committee delegates to the Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman reports any actions taken to the Audit Committee at a subsequent Audit Committee meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, except as set forth in the following sentence, all filing requirements applicable to its officers, directors and greater than 10% stockholders were met during the year ended December 31, 2006. The Form 4s for the February 2, 2006, annual director equity award grants were filed one day late.

                       PROPOSAL 2 -- APPROVAL OF AUDITORS

     The Audit Committee has appointed Deloitte & Touche LLP as the Company's independent auditors for 2007. Representatives of Deloitte & Touche LLP will attend the Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2007.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                             FOR 2008 ANNUAL MEETING

     A stockholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2008 Annual Meeting must deliver the proposal so that it is received by the Company no later than November 8, 2007. The Company requests that all such proposals be addressed to Frank J. Notaro, Vice President - General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062, and mailed by certified mail, return receipt requested. In addition, the Company's By-Laws require that notice of stockholder nominations for directors and related information be received by the Secretary not later than 60 days before the anniversary of the 2007 Annual Meeting which, for the 2008 Annual Meeting, will be February 2, 2008.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

                                        By Order of the Board of Directors,

                                        -s- Frank J. Notaro
                                        FRANK J. NOTARO
                                        Vice President - General Counsel
                                        and Secretary

March 8, 2007
Northbrook, Illinois

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO SUSAN H. FISHER, DIRECTOR - INVESTOR RELATIONS, IDEX CORPORATION, 630 DUNDEE ROAD, SUITE 400, NORTHBROOK, ILLINOIS 60062.

                                                                      APPENDIX A

                                IDEX CORPORATION

                       RELATED PERSON TRANSACTIONS POLICY

INTRODUCTION

     IDEX Corporation (the "Company") recognizes that Related Person Transactions (as defined herein) involve issues regarding both conflicts of interest and disclosure, and therefore the Audit Committee of the Board of Directors of the Company (the "Committee") has adopted this policy which shall be followed in connection with all Related Person Transactions involving the Company. The Committee will review and may amend this policy from time to time.

GENERAL POLICY STATEMENT

     No Related Person Transaction may be entered into without the approval of the Committee in accordance with the procedures set forth herein.

DEFINITIONS

     A "Related Person" is any person described in paragraph (a) of Item 404 of Regulation S-K, including:

          (1) an executive officer, a director or a director nominee of the Company;

          (2) a beneficial owner of five percent or more of any class of the Company's voting securities; and

          (3) a person who is an immediate family member of any director, nominee for director, executive officer or significant stockholder of the Company (the term "immediate family member" shall include any child, step-child, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer or significant stockholder of the Company).

     A "Related Person Transaction" is any transaction that is reportable by the Company under paragraph (a) of Item 404 of Regulation S-K in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which any Related Person had or will have a direct or indirect material interest. A "transaction" includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

APPROVAL PROCESS

     Every Related Person Transaction subject to this policy must be approved or ratified by the Committee. If the transaction involves a Related Person who is a director or an immediate family member of a director, such director may not participate in the deliberations or vote respecting such approval or ratification, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Committee that considers such transaction.

     A Related Person must promptly disclose to the General Counsel any Related Person Transaction in which such Related Person had or will have a direct or indirect material interest and all material facts with respect thereto. The General Counsel will promptly communicate such information to the Chairperson of the Audit Committee.

     In the event the Chairperson of the Committee determines it is impractical or undesirable to wait until a Committee meeting to consummate a Related Person Transaction, the Chairperson of the Committee may review and approve the Related Person Transaction in accordance with the criteria set forth herein. If the Chairperson or an immediate family member of the Chairperson is the subject Related Person, such transaction may be reviewed and approved by another member of the Audit Committee (the Chairperson or such other member is sometimes referred to as the "Presiding Member"). The Presiding Member shall report any such approval to the Committee at the next regularly scheduled Committee meeting and to the General Counsel. All Related Person Transactions will be reported by the Committee to the Board.

     The Committee or Presiding Member reviewing such Related Person Transaction will undertake a full review of the proposed Related Person Transaction. The Committee or Presiding Member considering the matter must be informed of (a) the Related Person's relationship or interest, including all conflicts of interest that may exist or otherwise arise on account of the Related Person Transaction, and (b) the material facts of the proposed Related Person Transaction.

     In approving or ratifying any transaction, the Committee or Presiding Member must determine that the transaction is fair and reasonable to the Company. The Committee or Presiding Member shall not be required by this policy to obtain a fairness opinion or other third party support or advice regarding the fairness of the transaction, but may do so if it (or he or she) so determines in its (or his or her) discretion. The Committee shall also periodically review and assess ongoing relationships with Related Persons to ensure compliance with the Committee's guidelines and directives and to ensure that such Related Person Transaction remains fair to the Company.

     In the event the Company becomes aware of a Related Person Transaction that has not been approved under this policy prior to its consummation, the matter shall be reviewed by the Committee or Presiding Member as provided herein. The Committee or Presiding Member reviewing such transaction shall consider all of the relevant facts and circumstances respecting such transaction, and shall evaluate all options available to the Company, including ratification, revision or termination of such transaction. The Committee or Presiding Member, in consultation with the Board and working in concert with management as it deems appropriate, shall take such course of action as the Committee or Presiding Member deems appropriate under the circumstances. The Committee or Presiding Member shall also examine the facts and circumstances pertaining to the failure to present such transaction to the Committee under this policy and shall take any such action as deemed appropriate under the circumstances.

     No approval or ratification of a transaction hereunder shall be deemed to satisfy or supersede the requirements of the Company's Code of Business Conduct and Ethics applicable and, to the extent applicable, any transactions subject to this policy shall also be considered in light of the requirements of such code.

DISCLOSURE

     All Related Person Transactions that are required to be disclosed in the Company's filings with the Securities and Exchange Commission, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

     The material features of this policy shall be disclosed in the Company's proxy statement, as required by applicable laws, rules and regulations.

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--------------------------------------------------------------------------------


                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 6:00 A.M. EASTERN STANDARD
          TIME ON APRIL 3, 2007 TO BE COUNTED IN THE FINAL TABULATION.

   IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, DO NOT MAIL YOUR PROXY CARD.

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                            -->
                            =======================

         |         PROXY CARD MUST BE SIGNED AND DATED BELOW.         |
         v PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. v
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[IDEX LOGO]                     IDEX CORPORATION
                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints BRADLEY J. BELL, LAWRENCE D. KINGSLEY and FRANK
J. NOTARO, and each of them, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated below, all the shares of common stock of IDEX Corporation held of record by the undersigned on February 15, 2007, at the Annual Meeting of stockholders to be held on April 3, 2007, or at any adjournment thereof.


                                    Dated:                                , 2007
                                          -------------------------------


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                             YOUR VOTE IS IMPORTANT






     Regardless of whether you plan to attend the Annual Meeting of

     Stockholders, you can be sure your shares are represented at the meeting by promptly returning  your proxy in the enclosed envelope.





         |         PROXY CARD MUST BE SIGNED AND DATED BELOW.         |
         v PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. v
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IDEX CORPORATION                                                          PROXY
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors

        Nominees: (1) Ruby R. Chandy    (2) Neil A. Springer

   [ ]  FOR all nominees listed above            [ ]  WITHHOLD AUTHORITY
       (except as marked to the contrary below)       to vote for all nominees listed above

       INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THE
       NOMINEE'S NAME ON THE LINE BELOW:

       ------------------------------------------------------------------------------------

2. Approval of Deloitte & Touche LLP as auditors of the Company.

        [ ]  FOR           [ ]  AGAINST                  [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE)
